UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2003

WENDY’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8116	31-0785108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 764-3100

Not Applicable (Former name or former address, if changed since last report.)

Item 1.	Changes in Control of Registrant.
Not applicable.

Item 2.	Acquisition or Disposition of Assets.
Not applicable.

Item 3.	Bankruptcy or Receivership.
Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.
Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.
Not applicable.

Item 6.	Resignations of Registrant’s Directors.
Not applicable.

Item 7.	Financial Statements and Exhibits.
The press release described in Item 9 below is attached hereto as Exhibit 99.

Item 8.	Change in Fiscal Year.
Not applicable.

Item 9.	Regulation FD Disclosure.

The Company is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under Item 9 in accordance with SEC Release No. 33-8216.

On July 7, 2003, the Company issued a press release announcing an increase in its effective tax rate, preliminary 2nd quarter earnings per share, a revised earnings per share goal for 2003, and June sales results. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Not applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Not applicable.

Item 12.	Results of Operations and Financial Condition.
See Item 9.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC

By: /s/ Kerrii B. Anderson Kerrii B. Anderson Executive Vice President & Chief Financial Officer

Date: July 7, 2003